Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 8 – INCOME TAXES

The Company maintains deferred tax assets and liabilities that reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The deferred tax assets at December 31, 2016 and 2015 consist of net operating loss carryforwards. The net deferred tax asset has been fully offset by a valuation allowance because of the uncertainty of the attainment of future taxable income.

Prior to the June 3, 2015, the Company operated ONC as a limited liability company and passed all income and loss to each member based on their proportionate interest in ONC. In accordance with the generally accepted method of presenting limited liability company financial statements, the consolidated financial statements do not include the personal assets and liabilities of the members, including their obligation for income taxes on their distributive shares of net income of the LLCs, or any provision for federal income taxes prior to June 3, 2015. Accordingly, no provision for federal and state income taxes has been made in these consolidated financial statements for these periods. Had the Company been subject to income taxes during the period from January 2014 to June 3, 2015, the pro forma effect of income taxes on the Company’s net income (loss) based of the Company’s statutory income tax rate of 34% was not material.

The items accounting for the difference between income taxes at the effective statutory rate and the provision for income taxes for the years ended December 31, 2016 and 2015 were as follows:

	Years Ended December 31,
	2016	2015
Income tax benefit at U.S. statutory rate of 34%	$(685,000)	$(337,000)
State income tax benefit	(161,000)	(79,000)
Non-deductible expenses	112,000	7,000
Income tax effect during LLC period	-	36,000
Change in valuation allowance	734,000	373,000
Total provision for income tax	$-	$-

The Company’s approximate net deferred tax assets as of December 31, 2016 and 2015 were as follows:

	December 31, 2016	December 31, 2015
Deferred Tax Assets:
Net operating loss carryforward	$1,107,000	$373,000
Total deferred tax assets	1,107,000	373,000
Valuation allowance	(1,107,000)	(373,000)
Net deferred tax assets	$-	$-

The estimated net operating loss carryforward was approximately $2,636,000 at December 31, 2016. The Company’s net operating loss carryforward acquired in the Combination were limited on the usage of such net operating loss carryforwards due to a change in ownership in accordance with Section 382 of the Internal Revenue Code. The Company provided a valuation allowance equal to the net deferred income tax asset for the year ended December 31, 2016 because it was not known whether future taxable income will be sufficient to utilize the loss carryforward. The increase in the valuation allowance was $734,000 from the year ended December 31, 2016. The potential tax benefit arising from tax loss carryforwards will expire in 2036.

The Company does not have any uncertain tax positions or events leading to uncertainty in a tax position. The Company’s 2014, 2015 and 2016 Corporate Income Tax Returns are subject to Internal Revenue Service examination.